UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  February 14, 2014

WPCS INTERNATIONAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Eagleview Boulevard, Suite 300, Exton, PA 19341

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (484) 359-7228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

WPCS International Incorporated (the “Company”) previously disclosed that on December 17, 2013, the Company acquired BTX Trader, LLC, a Delaware limited liability company (“BTX”), which is expected to add a new line of business and reporting segment to the Company’s existing operations. BTX is a technology-based startup seeking to conduct business in the emerging Bitcoin industry. BTX is currently in early-stage beta testing of a cross-exchange trading technology platform that provides access to ninety percent of publicly available Bitcoin liquidity.  The technology enables users to make informed decisions by providing aggregated and curated market data from all major trading venues.

The Company believes that there are numerous and varied risks, known and unknown, relating to BTX and its operations that may prevent the Company from achieving its goals.  If any of such risks actually occur, the Company’s business, financial condition or results of operation may be materially adversely affected.  In such case, the trading price of the Company’s common stock could decline and investors could lose all or part of their investment.

The Company intends to develop, market and operate the business of BTX.  The Company may not be able to successfully compete in this business, and thus it may fail to realize all of the anticipated benefits of consummating the acquisition of BTX. Risks relating to the business and operations of BTX are listed below, which are in addition to the risks of the Company previously disclosed in its periodic filings, including the Annual Report on Form 10-K for the fiscal year ended April 30, 2013 filed with the Securities and Exchange Commission on July 29, 2013.

Certain statements disclosed herein constitute “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available and were made as of the date provided, and may not be accurate as of the date hereof.  These forward looking statements are based upon current estimates and assumptions as existed on the date made and are subject to various risks and uncertainties, including without limitation those set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”), not limited to Risk Factors relating to its business contained therein. Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

GLOSSARY OF DEFINED TERMS

In this disclosure, each of the following quoted terms has the meanings set forth after such term:

“Bitcoin”—A type of a Digital Currency based on an open source protocol existing on the Bitcoin Network and utilizing cryptographic security.

“Bitcoin Exchange”—An electronic marketplace where exchange participants may trade, buy and sell Bitcoins based on bid-ask trading. The largest Bitcoin Exchanges are online and typically trade on a 24-hour basis, publishing transaction price and volume data.

“Bitcoin Exchange Market”—The global Bitcoin exchange market for the trading of Bitcoins, which consists of transactions on electronic Bitcoin Exchanges.

“Bitcoin Network”—The online, end-user-to-end-user network hosting the public transaction ledger, known as the Blockchain, and the source code comprising the basis for the protocols and cryptographic security governing the Bitcoin Network.

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“Blockchain”—The public transaction ledger of the Bitcoin Network on which Miners or Mining pools solve algorithmic equations allowing them to add records of recent transactions (called “blocks”) to the chain of transactions in exchange for an award of Bitcoins from the Bitcoin Network and the payment of transaction fees, if any, from users whose transactions are recorded in the block being added.

“Digital Currencies”— Collectively, all digital assets based upon a computer-generated and/or cryptographic protocol that may, among other things, be used to buy and sell goods or pay for services. Bitcoins represent one type of digital currency.

“FinCEN”—The Financial Crimes Enforcement Network, a bureau of the US Department of the Treasury.

“Fiat Currency” — Currency that a government has declared to be legal tender, but is not backed by a physical commodity.  The value of fiat money is derived from the relationship between supply and demand rather than the value of the material that the money is made of.

“Mining”—The process by which Bitcoins are created involving programmers solving complex math problems with the computers in the Bitcoin Network.

Risks Related to Our Business:

BITCOIN AND VIRTUAL CURRENCY RISKS

The further development and acceptance of the Bitcoin Network and Digital Currencies, which represent a new and rapidly changing industry, are subject to a variety of factors that are difficult to evaluate.  The slowing or stopping of the development of the Bitcoin Network or the acceptance of the Bitcoin may adversely affect an investment in the Company.

Digital Currencies such as Bitcoins may be used, among other things, to buy and sell goods and services are a new and rapidly evolving industry of which the Bitcoin Network is a prominent, but not unique, part.  The growth of the Digital Currency industry in general, and the Bitcoin Network in particular, is subject to a high degree of uncertainty. Because the respective values of the Bitcoin trading systems and the exchange are closely related to and dependent upon the underlying value of the Bitcoin, any risk to the proper adoption, implementation, or functioning of Bitcoin also poses a risk to the Company’s platform.  The factors affecting the further development of the Digital Currency industry, as well as the Bitcoin Network, include:

•	Continued worldwide growth in the adoption and use of Bitcoin;

•	Global Bitcoin supply;

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Global Bitcoin demand, which is influenced by the growth of retail merchants’ and commercial businesses’ acceptance of Bitcoins as payment for goods and services, the security of online Bitcoin Exchanges and digital wallets that hold Bitcoins, the perception that the use and holding of Bitcoins is safe and secure, and the lack of regulatory restrictions on their use;

•	Government and quasi-government regulation of Bitcoin and its use, or restrictions on or regulation of access to and operation of the Bitcoin Network and derivative industries and technologies;

•	General global economic conditions, including interest rates, inflation, currency exchange rates, governmental monetary policies and trade restrictions;

•	Changes in consumer demographics and public taste preferences;
•	The availability and popularity of other forms or methods of buying and selling goods and services, including new means of using Fiat Currencies;
•	Investors’ expectations with respect to the rate of inflation;
•	Interest rates;
•	Currency exchange rates, including the rates at which Bitcoins may be exchanged for Fiat Currencies;
•	Fiat Currency withdrawal and deposit policies of Bitcoin Exchanges and liquidity on such Bitcoin Exchanges;

•	Investment and trading activities of large investors, including private and registered funds, that may directly or indirectly invest in Bitcoins;

•	Global or regional political, economic or financial events and situations; and
•	Expectations among Bitcoin economy participants that the value of Bitcoins will soon change.

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Bitcoin exchanges on which Bitcoins trade are relatively new and largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for other products. To the extent that the Bitcoin exchanges are involved in fraud or experience security failures or other operational issues, such Bitcoin exchanges’ failures may result in a reduction in confidence in the marketplace and can adversely affect an investment in the Company.

Over the past three years, many Bitcoin Exchanges have been closed due to fraud, failure or security breaches. In many of these instances, the customers of such Bitcoin Exchanges were not compensated or made whole for the partial or complete losses of their account balances in such Bitcoin Exchanges. Initially, our trading platform is less likely to have the infrastructure and capitalization that make larger Bitcoin Exchanges more stable, but as our operations grow, we are more likely to be appealing targets for hackers and “malware” (i.e., software used or programmed by attackers to disrupt computer operation, gather sensitive information or gain access to private computer systems).

A lack of stability in the Bitcoin Exchange Market and the closure or temporary shutdown of Bitcoin Exchanges due to fraud, business failure, or hackers or malware may reduce confidence in the Bitcoin Network and us. These potential consequences of a Bitcoin Exchange’s failure could adversely affect the reputation of Bitcoin Exchanges and users confidence in the Bitcoin Network, including our company.

Currently, there is relatively small use of Bitcoins in the retail and commercial marketplace in comparison to relatively large use by speculators, and the lack of an established marketplace for Bitcoins could adversely affect an investment in the Company.

As relatively new products and technologies, Bitcoins and the Bitcoin Network have not been widely adopted as a means of payment for goods and services by major retail and commercial outlets.  Conversely, a significant portion of Bitcoin demand is generated by speculators and investors seeking to profit from the short or long-term holding of Bitcoins.  The relative lack of acceptance of Bitcoins in the retail and commercial marketplace limits the ability of end-users to pay for goods and services with Bitcoins.  A lack of expansion of Bitcoin into retail and commercial markets, or a contraction of such use, may result in a reduction in the use of Bitcoins or could lease to them becoming obsolete, either of which could adversely impact an investment in the Company.

The administrators of the Bitcoin Network’s source code could propose amendments to the Bitcoin Network’s protocols and software that, if accepted and authorized by the Bitcoin Network’s community, could adversely affect an investment in the Company.

The Bitcoin Network is based on a cryptographic, algorithmic protocol that governs the end-user-to-end-user interactions between computers connected to the Bitcoin Network. The code that sets forth the protocol is managed by a development team that was appointed by the Bitcoin Network’s purported creator, Satoshi Nakamoto. The development team can propose amendments to the Bitcoin Network’s source code through one or more software upgrades that alter the protocols and software that govern the Bitcoin Network and the properties of Bitcoins, including the irreversibility of transactions and limitations on Mining. To the extent that a significant majority of the users and miners on the Bitcoin Network install such software upgrade(s), the Bitcoin Network would be subject to new protocols and software that may adversely affect an investment in the Company.  If less than a significant majority of the users and miners on the Bitcoin Network install such software upgrade(s), the Bitcoin Network could “fork” and two separate Bitcoin Networks could result, one running the pre-upgrade software and the other running the upgraded software. Such a fork could adversely affect an investment in the Company.

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If a malicious actor or botnet obtains control in excess of 50 percent of the processing power active on the Bitcoin Network, such actor or botnet could manipulate the source code of the Bitcoin Network or the Blockchain in a manner that adversely affects an investment in the Company.

To the extent that a malicious actor or botnet (a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains a majority of the processing power on the Bitcoin Network, it could alter the source code and Blockchain on which the Bitcoin Network and all Bitcoin transactions rely. To the extent that such malicious actor or botnet does not yield its majority control of the processing power on the Bitcoin Network, reversing any changes made to the source code or Blockchain may not be possible. Such changes could adversely affect an investment in the Company.

As the number of Bitcoins awarded for solving a block in the Blockchain decreases, the incentive for miners to continue to contribute processing power to the Bitcoin Network will transition from a set reward to transaction fees. The requirement from miners of higher transaction fees in exchange for recording transactions in the Blockchain may decrease demand for Bitcoins and prevent the expansion of the Bitcoin Network to retail merchants and commercial businesses, resulting in a reduction in the value of Bitcoins.

If transaction fees paid for the recording of transactions in the Blockchain become too high, the marketplace may be reluctant to accept Bitcoins as a means of payment and existing users may be motivated to switch from Bitcoins to another Digital Currency or back to fiat currency. Decreased use and demand for Bitcoins may adversely affect their value.

If the award of Bitcoins for solving blocks and transaction fees for recording transactions are not sufficiently high to incentivize miners, miners may cease expending processing power to solve blocks and confirmations of transactions on the Blockchain could be slowed. A reduction in the processing power expended by miners on the Bitcoin Network could increase the likelihood of a malicious actor or botnet obtaining control in excess of 50 percent of the processing power active on the Bitcoin Network or the Blockchain, permitting such actor or botnet to manipulate the source code of the Bitcoin Network in a manner that adversely affects an investment in the Company.

If transaction fees are not sufficiently high, miners may not have an adequate incentive to continue Mining and may cease their Mining operations. Miners ceasing operations would reduce the collective processing power on the Bitcoin Network, which would adversely affect the confirmation process for transactions and make the Bitcoin Network more vulnerable to a malicious actor or botnet obtaining control in excess of 50 percent of the processing power on the Bitcoin Network. Any reduction in confidence in the confirmation process or processing power of the Bitcoin Network may adversely impact an investment in the Company.

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The acceptance of Bitcoin Network software patches or upgrades by a significant, but not overwhelming, percentage of the users and miners in the Bitcoin Network could result in a “fork” in the Blockchain, resulting in the operation of two separate networks until such time as the forked Blockchains are merged if they are in fact changed. The temporary or permanent existence of forked Blockchains could adversely impact an investment in the Company.

Bitcoin is an open source project and, although there is an influential group of leaders in the Bitcoin Network community including developers, there is no official developer or group of developers that formally controls the Bitcoin Network.  Any individual can download the Bitcoin Network software and make any desired modifications, which are proposed to users and miners on the Bitcoin Network through software downloads and upgrades. However, miners and users must consent to those software modifications by downloading the altered software or upgrade implementing the changes; otherwise, the changes do not become a part of the Bitcoin Network. Since the Bitcoin Network’s inception, changes to the Bitcoin Network have been accepted by the vast majority of users and miners, ensuring that the Bitcoin Network remains a coherent economic system. However, a developer or group of developers could potentially propose a modification to the Bitcoin Network that is not accepted by a vast majority of miners and users, but that is nonetheless accepted by a substantial population of participants in the Bitcoin Network. In such a case, a fork in the Blockchain could develop and two separate Bitcoin Networks could result, one running the pre-modification software program and the other running the modified version.  Such a fork in the Blockchain typically would be addressed by community-led efforts to merge the forked Blockchains, and several prior forks have been so merged. This kind of split in the Bitcoin Network could materially and adversely affect the value of Bitcoins, in the worst case scenario, harm the sustainability of the Bitcoin economy, in which case an investment in the Company may be negatively impacted.

Intellectual property rights claims may adversely affect the operation of the Bitcoin Network.

Third parties may assert intellectual property claims relating to the operation of BTX and its source code relating to the holding and transfer of such assets. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the Bitcoin Network’s long-term viability or the ability of end-users to hold and transfer Bitcoins may adversely affect an investment in the Company.  Additionally, a meritorious intellectual property claim could prevent the Company from accessing the Bitcoin Network.

Political or economic crises may motivate large-scale sales of Bitcoins, which could result in a reduction in Bitcoin desirability and adversely affect an investment in the Company.

As an alternative to Fiat Currencies that are backed by central governments, Digital Currencies such as Bitcoins, which are relatively new, are subject to supply and demand forces based upon the desirability of an alternative, decentralized means of buying and selling goods and services, and it is unclear how such desirability will be impacted by geopolitical events.  Nevertheless, political or economic crises may result in large-scale reduction in use or desirability of Bitcoins either globally or locally.  Large-scale reduction in use or desirability of Bitcoins could adversely affect an investment in the Company.

The United States tax rules applicable to an investment in Bitcoin businesses are uncertain and the tax consequences to an investor of an investment in the Company could differ from the investor’s expectations.

The relevant tax rules are complex, and no statutory, judicial, or administrative authority directly addresses the characterization of an investment in Bitcoins.  The tax consequences to an investor of an investment in the Company could differ from the investor’s expectations.

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Regulatory changes or actions may alter the nature of an investment in the Company or restrict the use of Bitcoins or the operation of the Bitcoin Network in a manner that adversely affects an investment in the Company.

Until recently, little or no regulatory attention has been directed toward Bitcoins and the Bitcoin Network by US federal and state governments, foreign governments and self-regulatory agencies.  As Bitcoins have grown in popularity and in market size, certain US agencies (e.g., FinCEN) have begun to examine the operations of the Bitcoin Network, Bitcoin users and the Bitcoin Exchange Market. There is a possibility of future regulatory change altering, perhaps to a material extent, the nature of an investment in the Company and/or the Company’s ability to operate its Bitcoin business.

Currently, neither the SEC nor the Commodities Futures Trading Commission has formally asserted regulatory authority over the Bitcoin Network or Bitcoin trading and ownership.  To the extent that Bitcoins are determined to be a security, commodity future or other regulated asset, or to the extent that a US or foreign government or quasi-governmental agency exerts regulatory authority over the Bitcoin Network or Bitcoin trading and ownership, trading or ownership in Bitcoins, our ability to deliver a Bitcoin trading platform may be adversely affected.

To the extent that future regulatory actions or policies limit the ability to sell or exchange Bitcoins or utilize them for payments, the demand for Bitcoins will be reduced.  Furthermore, regulatory actions may limit the ability of end-users to convert Bitcoins into Fiat Currency (e.g., US Dollars) or use Bitcoins to pay for goods and services. Such regulatory actions or policies would result in a reduction of Bitcoin use and by extension, the Company’s Bitcoin business.

Bitcoin currently faces an uncertain regulatory landscape in not only the United States but also in many foreign jurisdictions such as the European Union.  Various foreign jurisdictions may, in the near future, adopt laws, regulations or directives that affect the Bitcoin Network and its users, particularly Bitcoin Exchanges and service providers that fall within such jurisdictions’ regulatory scope.  Such laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of Bitcoins by users, merchants and service providers outside of the United States and may therefore impede the growth of the Bitcoin economy.

The effect of any future regulatory change regarding Bitcoins is impossible to predict, but such change could be substantial and adverse to the Company.

It may be illegal now, or in the future, to acquire, own, hold, sell or use Bitcoins in one or more countries.

Although currently Bitcoins are not regulated or are lightly regulated in most countries, including the United States, one or more countries may take regulatory actions in the future that severely restricts the right to acquire, own, hold, sell or use Bitcoins or to exchange Bitcoins for Fiat Currency. Such restrictions may adversely affect an investment in the Company.

We may keep some of its assets in Bitcoins.

Management from time to time may increase or decrease this amount, as well as considering diversifying our holdings in new and evolving alternative currencies like Bitcoin.  As the value of Bitcoins fluctuates we may either benefit or suffer financial losses or gains in these holdings.

Our business depends on our trading platform and network infrastructure.

As a trading platform, we are completely dependent on our infrastructure. Any system interruption that results in the unavailability of our trading platform or reduced performance of our transaction systems could reduce our ability to conduct our business. We may experience system interruptions due to software failure from time to time. We may also experience temporary capacity constraints due to sharply increased traffic during periods of time when there is significant fluctuation in Bitcoin prices. Capacity constraints can cause system disruptions, slower response times, degradation in levels of customer service and other problems. We may also experience difficulties with our infrastructure upgrades. Any future difficulties with our systems or difficulties upgrading, expanding or integrating aspects of our systems may cause system disruptions, slower response times, and degradation in levels of customer service, additional expense, impaired quality and speed of transaction fulfillment or other problems.

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If the location where all of our computer and communications hardware is located is compromised, our business, prospects, financial condition and results of operations could be harmed.  If we suffer an interruption or degradation of services at the location for any reason, our business could be harmed. Our success, and in particular, our ability to successfully process transactions and provide high-quality customer service, largely depends on the efficient and uninterrupted operation of our computer and communications systems.  These limitations could have an adverse effect on our revenues. Our disaster recovery plan may be inadequate, and we do not carry business interruption insurance sufficient to compensate us for the losses that could occur. Despite our implementation of network security measures, our servers are vulnerable to computer viruses, physical or electronic break-ins and similar disruptions, the occurrence of any of which could lead to interruptions, delays, loss of critical data or the inability to accept and fulfill transactions.  The occurrence of any of the foregoing risks could harm our business.

Our trading platform requires continuous updates on current Bitcoin prices from other Bitcoin Exchanges. If these updates are inaccurate or do not occur, there could be a negative influence on our business.

Our trading platform is designed to provide real-time information for Bitcoin prices from other Exchanges. If we are unable to obtain, or are not provided updated pricing information from these other Exchanges, customers will be unable to use our trading platform and may seek the information from other providers. A loss in confidence in our ability to provide real-time information could have a material negative impact on our operations.

We are subject to cyber security risks and may incur increasing costs in an effort to minimize those risks and to respond to cyber incidents.

Our business is entirely dependent on the secure operation of our trading platform and systems as well as the operation of the Internet generally. Our business involves the storage and transmission of users’ proprietary information, and security breaches could expose us to a risk of loss or misuse of this information, litigation, and potential liability. A number of large Internet companies have suffered security breaches, some of which have involved intentional attacks. From time to time we and many other Internet businesses also may be subject to a denial of service attacks wherein attackers attempt to block customers’ access to our trading platform. If we are unable to avert a denial of service attack for any significant period, we could sustain substantial revenue loss from lost transactions and customer dissatisfaction. We may not have the resources or technical sophistication to anticipate or prevent rapidly evolving types of cyber-attacks. Cyber attacks may target us, our customers, banks, payment processors, ecommerce in general or the communication infrastructure on which we depend.  If an actual or perceived attack or breach of our security occurs, customer perception of the effectiveness of our security measures could be harmed and we could lose customers. Actual or anticipated attacks and risks may cause us to incur increasing costs, including costs to deploy additional personnel and protection technologies, train employees, and engage third party experts and consultants. A person who is able to circumvent our security measures might be able to misappropriate our or our users’ proprietary information, cause interruption in our operations, damage our computers or those of our users, or otherwise damage our reputation and business. Any compromise of our security could result in a violation of applicable privacy and other laws, significant legal and financial exposure, damage to our reputation, and a loss of confidence in our security measures, which could harm our business.

We may not be able to compete successfully against existing or future competitors.

Bitcoin Exchanges are rapidly evolving and intensely competitive.  Barriers to entry are minimal, and current and new competitors can launch new websites at a relatively low cost.  We currently compete with numerous competitors, including CampBX, BTC-E, BitStamp, BTC China, Mt. Gox & CaVirtex. In addition, SecondMarket recently announced that it intends to establish a Bitcoin trading exchange.

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We expect the Bitcoin trading exchange market to become even more competitive as more competitors join the market and continue to develop and improve services that compete with our services.  In addition, more traditional securities trading exchanges may decide to utilize their existing infrastructure.  Almost all of our competitors, who have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing and other resources than we do, could harm our business.  Further, as a strategic response to changes in the competitive environment, we may from time to time make competitive pricing, service, marketing or other decisions that could harm our business.

Economic pressure on states could harm our business.

The recent economic climate has resulted in a sharp decline in state revenues, and states have projected large state budget shortfalls in the years ahead.  These shortfalls require state legislatures and agencies to examine the means to increase state revenues. States may increase sales and use tax rates, create new tax laws covering previously untaxed activities, or increase existing license fees or create new fees all of which may directly or indirectly harm our business. Similarly, administrative agencies may apply more rigorous enforcement efforts or take inflexible positions respecting the laws they administer, especially if the laws permit the imposition of monetary penalties and fines which either the state or the administrative agency may use to balance their budgets.  To the extent that states pass additional revenue measures, or significantly increase their enforcement efforts, these activities could directly or indirectly harm our business.

If we do not respond to rapid technological changes, our services could become obsolete and we could lose customers.

The Bitcoin industry is rapidly evolving. To remain competitive, we must continue to enhance and improve the functionality and features of our trading platform. If we fail to do so, we may lose customers. If competitors introduce new services using new technologies or if new industry standards and practices emerge, our trading platform may become obsolete. Our failure to respond to technological change or to adequately maintain, upgrade and develop our trading platform and the systems used to process customers’ orders could harm our business.

We have an evolving business model.

As virtual currencies evolve so will our business model. We may continue to try to offer additional types of services, and we cannot offer any assurance that any of them will be successful. From time to time we may also modify aspects of our business model relating to the services we offer. We cannot offer any assurance that these or any other modifications will be successful or will not result in harm to the business.  We may not be able to manage growth effectively, which could damage our reputation, limit our growth and negatively affect our operating results.

Since there has been limited precedence set for financial accounting of virtual currencies, it is unclear how we will be required to account for virtual currency transactions in the future.

Since there has been limited precedence set for the financial accounting of virtual currencies, it is unclear how we will be required to account for virtual currency transactions or assets.  Furthermore, a change in regulatory or financial accounting standards could result in the necessity to restate our financial statements.  Such a restatement could negatively impact our business, prospects, financial condition and results of operation.

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If the services that we offer on our trading platform are not unique or do not reflect our customers’ preferences, our platform traffic would decrease.

Our success depends in part on our ability to offer services that are unique and reflect consumers’ preferences.  For example, currently, we believe that our trading platform is the only one that provides integration from several of the largest Bitcoin exchanges, allowing users to see liquidity across all platforms, route orders to the best platforms, and identify possible arbitrage opportunities across platforms.  In addition, we believe our platform uniquely allows users to place synthetic stop loss orders against those exchanges, to hedge against Bitcoin price volatility. If competitors incorporate our services into their trading platforms, our competitive advantage would be diminished. In addition, users preferences for various services are subject to frequent, significant and sometimes unpredictable changes and any failure to offer services in line with customers’ preferences could allow our competitors to gain market share. This could have an adverse effect on our business.

The loss of key personnel or any inability to attract and retain additional personnel could affect our ability to successfully grow our business.

Our performance is substantially dependent on the continued services and on the performance of Divya Thakur, BTX’s Chief Technology Officer and Ilya Subkhankulov, BTX’s Chief Operating Officer. Our performance also depends on our ability to hire someone to serve as President of BTX and retain and motivate our officers and key employees. The loss of the services of Messrs. Thakur or Subkhankulov or other key employees for any reason could harm our business.   Our future success also depends on our ability to identify, attract, hire, train, retain and motivate other highly-skilled technical, managerial, marketing and customer service personnel. Competition for such personnel is intense.  Our failure to retain and attract the necessary personnel could harm our business.

We may be unable to protect our proprietary technology or keep up with that of our competitors.

Our success depends to a significant degree upon the protection of our software and other proprietary intellectual property rights. We may be unable to deter misappropriation of our proprietary information, detect unauthorized use or take appropriate steps to enforce our intellectual property rights. In addition, our competitors may now have or may in the future develop technologies that are as good as or better than our technology without violating our proprietary rights. Our failure to protect our software and other proprietary intellectual property rights or to utilize technologies that are as good as our competitors’ could put us at a disadvantage to our competitors.

We may be accused of infringing intellectual property rights of third parties.

Other parties may claim that we infringe their intellectual property rights. In the future we may be subject to legal claims of alleged infringement of the intellectual property rights of third parties. The ready availability of damages, royalties and the potential for injunctive relief has increased the defense litigation costs of patent infringement claims, especially those asserted by third parties whose sole or primary business is to assert such claims. Such claims, even if not meritorious, may result in significant expenditure of financial and managerial resources, and the payment of damages or settlement amounts. Additionally, we may become subject to injunctions prohibiting us from using software or business processes we currently use or may need to use in the future, or requiring us to obtain licenses from third parties when such licenses may not be available on financially feasible terms or terms acceptable to us or at all.  In addition, we may not be able to obtain on favorable terms, or at all, licenses or other rights with respect to intellectual property we do not own in providing ecommerce services to other businesses and individuals under commercial agreements.

We may be unable to secure adequate capital to fund the BTX business.

BTX has not generated any revenues to date, as it is currently in beta testing. Until such time that BTX is able to generate sufficient revenue to finance its operations, BTX may require more capital than it or the Company currently has available to fund such operations. While no additional capital is required at this time, there is no assurance that if such additional capital is required, that the Company or BTX will be able to obtain such capital on terms reasonably acceptable, if at all. If BTX is unable to generate sufficient revenue for its operations and the Company was unable to secure additional capital if required, the inability to do so could have a material adverse effect on BTX’s operations and cause it to reduce or cease operations.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPCS INTERNATIONAL INCORPORATED

Date: February 14, 2014	By: /s/ JOSEPH HEATER
Joseph Heater
Chief Financial Officer

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